SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2003
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12501 Patterson Avenue, Richmond, Virginia              23233
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7500
                                                    ------------------------


------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

         On  August  16,  2000,   Heilig-Meyers  Company  and  certain  of  its
         subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On September 30, 2003 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended August 31, 2003, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended August, 2003 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  October 15, 2003                     By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                   EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                  August 31,   February 28,
                                                    2003          2003
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $    8,135    $    8,426
    Accounts Receivable, Net                             --            --
    Inventories                                      45,358        45,821
    Other Receivables                                 5,788         4,674
    Prepaid Expenses                                  3,509         2,545
                                                  ---------     ---------
    Total Current Assets                             62,790        61,466
                                                  ---------     ---------

    Land and Buildings                               19,587        19,988
    Fixtures, Furniture and Vehicles                 10,258         9,965
    Leasehold Improvements                           24,436        23,727
    Construction in Progress                             36            48
                                                  ---------     ---------
    Total Property and Equipment                     54,317        53,728
    Accumulated Depreciation and Amortization        23,972        22,229
                                                  ---------     ---------
    Property and Equipment, Net                      30,345        31,499
                                                  ---------     ---------

    Other Assets                                    102,753       104,121
                                                  ---------     ---------
    TOTAL ASSETS                                 $  195,888    $  197,086
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                  4,992         2,896
    Accrued Expenses                                 22,576        22,250
    Income Tax Currently Payable                         --           114
    Deferred Revenue                                  6,798         7,151
                                                  ---------     ---------
    Total Current Liabilities                        34,366        32,411
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               711,997       711,990

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (912,872)     (909,712)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (550,475)     (547,315)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  195,888    $  197,086
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                           One Month Ended    Six Months Ended
                                           August 31, 2003     August 31, 2003
                                         ------------------  ------------------

Sales                                              $ 29,444           $160,047
Costs of Sales                                       16,294             89,056
                                                    -------            --------
    Maintained Margin                                13,150             70,991


Other Income                                          2,118             12,968
                                                    -------            --------
    Total Income                                     15,268             83,959


Selling, General & Administrative Expense            14,276             83,449
Interest Expense                                         27                248
                                                    -------            --------
    Total Operating Expense                          14,303             83,697

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes           965                262

Reorganization Items:
  Store and Distribution Center Exit Costs               --               (267)
  Credit Operations Exit Costs                           --                 --
  Asset Impairment                                       --                (26)
  Interest Income                                        --                 --
  Trustee Fees                                           --                (23)
  Professional Fees                                    (486)            (3,036)
                                                    -------            --------
     Total Reorganization Items                        (486)            (3,352)

Delivered Sales Adjustment                             (335)               (70)
                                                    -------            --------
Income (Loss) Before Income Taxes                       144             (3,160)
Income Taxes                                             --                 --
                                                    -------            --------
Net Income (Loss)                                  $    144          $  (3,160)
                                                    =======            ========

Income (Loss) per Share                            $  (0.00)         $   (0.05)

Diluted Shares                                       60,763             60,763

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended     Six Months Ended
                                           August 31, 2003      August 31, 2003
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)                                $    144          $   (3,160)
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                      304               1,840
   Reorganization items                               486               3,352
   Sold not delivered adjustment                      335                  70
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
       Other receivables                             (840)             (1,371)
       Inventories                                    340                 162
       Prepaid expenses                               272                (947)
       Deferred taxes                                  --                  --
       Deferred revenue                                23                  62
       Accounts payable                             1,218               2,096
       Accrued expenses                            (1,235)             (3,154)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                              1,047              (1,050)
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                 (79)             (1,109)
  Disposals of property and equipment                  --                 424
  Proceeds from dispositions of fixed
    assets - reorganization                            --                  10
  Miscellaneous investments                            --               1,435
                                                 ---------           ---------
Net cash provided by investing activities             (79)                759
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                           --                  --
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                      --                  --
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                 --                  --
                                                 ---------           ---------
Net increase in cash                                  968                (291)
Cash at beginning of period                         7,167               8,426
                                                 ---------           ---------
Cash at end of period                           $   8,135         $     8,135
                                                 =========           =========
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